UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2015

Item 1. Reports to Stockholders.

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2015

Security	Shares	Fair Value
Private Placement - 36.22%
SMC Global Securities LTD	14,736,035	$8,568,568
(Cost $43,356,193)
TOTAL INVESTMENTS (Cost $43,356,1983) (a)		8,568,568

Other Assets
Millennium HI Carbon - 58.62%		13,868,000
Other Assets less Liabilities - 5.16%		1,220,190
Total Other Assets less Liabilities - 63.78%		15,088,190
NET ASSETS - 100.00%		23,656,758

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,356,193 and differs from market value and net unrealized appreciation

(depreciation) of securities as follows:
Unrealized appreciation:	$12,588,000
Unrealized depreciation:	(34,787,625)
Net unrealized depreciation:	$(22,199,625)

Private Placement	36.22%
MHC	58.62%
Other Assets less Liabilities	5.16%
Total Other Assets less Liabilitiea	63.78%

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2015

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015

Assets:
Investments in securities, at cost	$43,356,193
Investments in securities, at fair value	$8,568,568
Cash	1,354,477
Prepaid expenses and other assets	24,867
MHC Project Improvements	70,190
MHC Property, Plant, and Equipment	13,868,000
Total Assets	23,886,102

Liabilities:
Accrued fund accounting fees	126,683
Accrued Audit fees	22,000
Accrued Officer fees	70,000
Deferred Rent	10,662
Total Liabilities	229,345

Net Assets	$23,656,758

Preferred shares; par value $0.0001 per share, 5,000 share authorized, no shares issued	$-

Net Assets:
Common Stock; par value $0.0001 per share, 12,000,000 shares authorized, 10,959,814 issued and outstanding	1,096
Paid-in capital	52,405,115
Accumulated net investment loss	(4,596,299)
Accumulated net realized loss on investments	10,634,471
Net unrealized depreciation on investments	(34,787,625)
Net Assets	23,656,758

Net Asset Value Per Share:
Net Assets	$23,656,758
Basic and diluted shares of common stock outstanding	10,959,814
Net asset value (Net Assets/Shares of Common Stock Outstanding)	$2.16

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2015

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015

Investment Income:
SMC Dividend Income	$81,588
Other Income	6
Total Income	$81,594

Operating Expenses:
Acquisition Expenses	28,617
Bank Fees	1,255
Insurance Expense	16,917
Officer Expense	60,000
Rent Expense	25,185
Public Company Expenses	13,496
Total Operating Expenses	145,470
Net Operating Expenses	145,470

Net Investment Income	(63,876)

Reailzed and Unrealized Gain on Investments:
Net change in realized gain on investments - MHC	12,588,000
Net change in unrealized appreciation on investments - SMC	952,487
Net Realized and Unrealized Gain on Investments:	13,540,487

Net Increase in Net Assets Resulting From Operations	13,476,611

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2015

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Six Months Ended June 30, 2015

	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014
	(unaudited)
Operations:
Net investment income	$(63,876)	$232,115
Net change in appreciation on investments	13,540,487	1,116,081
Net increase (decrease) in net assets resulting from operations	13,476,611	1,348,196

Financing:
Proceeds from issuance of Common Stock	1,347,400	-

Net Assets:
Beginning of period	8,832,747	7,484,551
End of period*	$23,656,758	$8,832,747

*Includes accumulated net investment income /(loss) at end of year	$(63,876)	$232,115

Share Transactions:
Common shares issued	2,739,939	-
Common shares redeemed	-	-
Increase of Common Shares outstanding	2,739,939	-

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2015

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$13,476,611

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Unrealized appreciation on investments - SMC	(952,487)
Realized gain on investments - MHC	(12,588,000)

Changes in operating Assets and Liabilities:
Deposit for purchase of assets	1,300,000
Prepaid insurance	(13,643)
Accrued administrative fees	(2,927)
Accrued legal fees	(20,406)
Accrued audit fees	(21,375)
Accrued expenses - Misc	(3,214)
Accrued Officer fees	60,000
Accrued Transfer Agent fees	(788)
Deferred rent	10,662
Net cash provided by operating activities	1,244,433

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment - MHC	(1,280,000)
Plant improvements - MHC	(70,190)
Net cash provided by investing activities	(1,350,190)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	1,347,400
Net cash provided by financing activities	1,347,400

Net cash increase for period	$1,241,643

CASH:
Cash at beginning of period	112,834
Cash at end of period	$1,354,477

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2015

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Common Stock Outstanding Through Each Period

	Ended	For the Year Ended December 31,
	June 30, 2015	2014	2013	2012	2011	2010
	(Unaudited)
Net Asset Value, Beginning of Period	$1.07	$0.91	$2.72	$2.64	$3.02	$4.14
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	0.03	0.09	(0.02)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	1.24	0.13	(1.90)	0.10	(0.33)	(1.01)
Total firm investment operations	1.23	0.16	(1.81)	0.08	(0.38)	(1.12)

Net Asset Value, End of Period	$2.16	$1.07	$0.91	$2.72	$2.64	$3.02

Market Value, End of Period	$0.80	$0.62	$1.14	$0.75	$0.67	$2.55

Total Return *		-45.61%	52.00%	11.94%	-73.73%	68.87%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$23,656.76	$8,833	$7,485	$22,380	$21,680	$24,861
Ratio of operating expenses to average net assets	0.93%	4.91%	3.69%	3.68%	3.75%	2.71%
Ratio of net investment gain (loss) to average net assets	-0.41%	6.23%	7.40%	-0.66%	-1.74%	-2.71%
Portfolio Turnover Rate	0%	0%	0%	0%	0%	0%

See accompanying notes which are an integral part of these financial statements.

7

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (“MIAC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”). In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders. For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949. As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MIAC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group. In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited (“SAM”) and SMC Global Securities Limited (“SMC Global”) was finalized. In June 2009, MIAC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global. On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MIAC’s equity interest in SMC Global to approximately 14.03%. On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MIAC’s position of 1,586,738 shares to 15,867,380 shares. On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MIAC’s equity interest in SMC Global to 13% (See Note 3).

On October 3, 2013, MIAC announced that public efforts by MIAC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MIAC’s Board of Directors with a new director slate resulted in the delivery to MIAC of written consents representing more than 50% of the outstanding shares. Accordingly, all five of HBP’s director nominees were appointed to the MIAC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser. The new Board consisting of HBP’s director nominees determined that, in the interest of a smooth transition and continuity, it would additionally elect F. Jacob Cherian and Suhel Kanuga to the MIAC Board of Directors. On February 10, 2014, Director Arun Mittal resigned from the Board of Directors and on March 3, 2014, Habib Yunus resigned from the Board of Directors.

On March 4, 2014, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

Effective June 11, 2014, the Fund completed a corporate reorganization which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. from Millennium India and Acquisition Company Inc., under the laws and procedures of Delaware, the state where the registrant is incorporated. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the registrant’s Board of Directors decided to abandon the registrant’s former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board effected the change of name to remove reference to India, in compliance with the U.S. Investment Company Act of 1940 and the rules thereunder.

The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

(a) Valuation of Investments

Fair Value of Financial Instruments – The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board pursuant to procedures approved by our Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures approved by our Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company’s main asset is a stock ownership portion of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange. The Company values its position in SMC Global based on a valuation methodology that includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of SMC; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (19) changes in interest rates; (20) observations from financial institutions; (21) government (U.S. or non-U.S.) actions or pronouncements; (22) other news events; (23) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (24) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at June 30, 2015.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Company’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Placements	$-	$-	$8,568,568	$8,568,568
Property, Plant and Equipment	$-	$-	$13,868,000	$13,868,000
Total	$-	$-	$22,436,568	$22,436,568

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Company’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

On February 17, 2015 the Company adopted a $8,568,568 valuation of the Company’s investment in SMC Global. This valuation has not been changed for the six months ended June 30, 2015.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Placement	Total
Total realized gain (loss)	-	-
Change in unrealized appreciation	952,487	952,487
Cost of purchases	-	-
Proceeds from sales	-	-
Accrued interest	-	-
Transfers in/out of Level 3	-	-
Ending balance	8,568,568	8,568,568

The change in unrealized appreciation during the six months ended June 30, 2015 is $952,487 which is included in the statement of operations. The cumulative net unrealized depreciation attributable to Level 3 investments at June 30, 2015 is $34,787,625.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private investments are (i) an estimation of a normalized earnings level for the company and its peers and (ii) the discounts applied to the selection of comparable investments due to the private nature of the investment and the likelihood of achieving normalized earnings. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

(b) Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

(c) Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgments are reflected in management’s valuation of its interests in SMC Group and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(d) Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions during the year ended December 31, 2014 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended June 30, 2015, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(e) Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividends are recorded on the ex-dividend date.

(f) Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company. However, based on experience, the Company expects that risk of loss to be remote.

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

2. ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)	The Board approved compensation for the CEO of the Company, David Lesser, at a rate of $10,000 per month.

(b)	The Company has hired Morrison Cohen, LLP (“Morrison”) as its legal counsel with respect to general corporate matters. A spouse of the Company’s CEO is a partner at Morrison. During the six months ended June 30, 2015, the Company paid $12,217 in legal fees to Morrison in connection with various legal matters.

(c)	Gemini Fund Services (“GFS”) has provided administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company. Prior to March 2009, fees were billed at $5,625 per month for fund administration and fund accounting combined. Starting in March 2009 fees are billed at $3,000 per month for fund administration and $1,333 for fund accounting. GFS has deferred certain of its fees. As of December 31, 2014 a total of approximately $127,000 of such fees have been accrued. During 2015, the Company commenced internalizing administrative, accounting and reporting functions and did not accrue additional fees to Gemini during the first six months of 2015.

3. INVESTMENT TRANSACTIONS

Millennium Income and Acquisition Company, LLC (“MIAC”) currently holds 14,736,035 shares of SMC Global (“SMC”), an India-based financial services firm. This represents an approximate 13% ownership of SMC.

As previously disclosed, on October 20, 2014, SMC publicly filed a Draft Red Herring Prospectus (“DRHP”) with the Indian securities regulatory authority (“SEBI”), in anticipation of conducting a Further Public Offering (“FPO”) of its shares and a listing of its shares on India’s principal stock exchanges, the Bombay Stock Exchange and the National Stock Exchange of India. As of April 8, 2015, SMC has been notified that it has cleared the SEBI regulatory process for the FPO and are now in the Red Herring Prospectus stage in anticipation of the FPO. SMC Global is targeting a sale of approximately $20 million (as converted to U.S. Dollars) of new shares. MIAC has negotiated the right to participate in the FPO by selling up to approximately $3 million (as converted to U.S. Dollars) of its SMC Global shares as part of the FPO. MIAC believes that it has complied with all requirements to participate as a selling shareholder in the FPO. There can be no assurance as to when or if the FPO will occur. The current estimate provided by SMC to MIAC with respect to timing targets a completion of the FPO in or about the fourth quarter of 2015. In addition, there can be no assurance as to what the ultimate price per share will be, if the FPO occurs.

13

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

As previously disclosed, MIAC has negotiated a right to sell 1,131,345 shares of SMC Global back to the “promoter group” of SMC at a price of 125 Indian Rupees (approximately $2.02) per share in the event SMC did not complete a public offering and a listing on a primary exchange in India by March 31, 2015. On April 1, 2015, MIAC exercised its right to sell 1,131,345 shares as described above. The “promoter group” has requested that MIAC allow additional time to close on this sale. MIAC is continuing to work to try to close on this transaction. There can be no assurance the “promoter group” will comply with their obligations related to the right to sell agreement.

On February 17, 2015 the Company adopted a $8,568,568 valuation of the Company’s investment in SMC Global. This valuation has not been changed for the six months ended June 30, 2015.

On June 11, 2015, Millennium Investment & Acquisition Company, LLC (“MIAC”) completed the previously announced acquisition of an activated carbon plant in Kawaihae, Hawaii for $1.28 million. MIAC believes this acquisition is a compelling opportunity that should generate an attractive return on investment. The acquisition price is a small fraction of the more than $44 million originally invested in the plant from 2009 to 2012. Despite commencing operations in 2011, the plant failed to achieve full commercial operations and generate profits. It ceased operating in 2012, and its owner filed for bankruptcy. MIAC intends to upgrade the plant and establish full commercial operation and profitability.

When operating, the plant will process a waste stream of macadamia nut shells into a special form of activated carbon (“AC”). AC has many small pores, which give the substance an extremely large surface area. The plant consists of 13 acres of land leased from the Department of Hawaiian Home Lands (“DHHL”), the existing equipment, and approximately 24,000 tons of macadamia nut shells, which represent more than a 2-year supply. AC’s large surface area and complex network of pores provide benefits in a variety of chemical processes including filtration, purification, and energy storage. The plant is designed to produce a premium-grade AC with characteristics that are particularly attractive for energy storage applications and that should command a price premium relative to commodity-grade AC. In particular, the AC produced by the plant should be of value in the manufacture of ultra-capacitors, an advanced alternative to traditional batteries for electricity storage. There are also other emerging applications for premium-grade AC, such as natural gas storage, that present additional growth opportunities. The plant is proximate to the port of Kawaihae, which will facilitate AC transportation.

MIAC is developing a capital plan for returning the plant to commercial operation and profitability. MIAC currently anticipates that between $10 - $15 million of additional investment will be required to upgrade the plant, provide working capital, and cover contingencies until stabilized commercial operation is achieved. MIAC is currently exploring a potential debt financing and has received an appraisal that estimates the “as-is and in place” fair market value of the asset to be approximately $13,900,000.

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

Achieving full-scale commercial operation may take several years after which the plant should generate an attractive return on its invested capital. There can be no assurance as to how much capital or how long this process will take or what the ultimate stabilized cash flow, if any, from the project will be. MIAC believes that purchasing the plant at a substantial discount to the capital investment made by the original developer increases the likelihood of generating attractive rates of return. In addition, as part of the acquisition and bankruptcy process, MIAC amended the terms of the ground lease with DHHL to reduce the annual rental amount, defer the rent for the first two years, and eliminate other historical liabilities, which should further enhance MIAC’s likelihood of success. There can be no assurance that the investment in the plant will generate an attractive return on MIAC’s invested capital.

4. INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2015, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
SMC Global Securities LTD	January 21, 2008	14,736,035	$43,356,193	$8,568,568	36.22%

5. INCOME TAXES

At December 31, 2014, the Fund had net operating loss carry forwards for federal income tax purposes available to offset future taxable income as follows:

Carryover from:	2008	2009	2010	2011	2012	2013	Total
Amount	$1,569,590	$908,947	$366,908	$145,165	$52,746	$224,787	$3,268,143
Expiration Date	2028	2029	2030	2031	2032	2033

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

December 31, 2014
Deferred Tax Assets
Unrealized Loss on Investment	$12,509,039
Net Operating Loss	1,143,850
Total Deferred Tax Assets	13,652,889
Less: Valuation Allowance	(13,652,889)
Net Deferred Taxes	$-

The difference between the provision for income taxes and the amounts computed by applying the federal statutory income taxes to the income before tax are explained below:

December 31, 2014
Tax at Federal Statutory Rate	35.0%
Other	-
Change in Valuation Allowance	35.0
Provision for Taxes	0.0%

The provision for income taxes consists of the following:

December 31, 2014
Current
Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	-
Deferred
Federal	(4,778,511)
State and Local	-
Total Deferred Tax Expense (Benefit)	(4,778,511)
Less Valuation allowance adjustment	4,778,511
Total Tax Expense (Benefit)	$-

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2014. The lack of practical tax-planning strategies available in the short-term and the lack of other objectively verifiable positive evidence

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Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2015

The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2014. The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position. The Company’s tax positions for 2010 to 2014 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

6. COMMON STOCK

In November 2013, the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock. Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made during the six months ended June 30, 2015.

On March 12, 2015 the Company closed on a rights offering whereby it sold 2,739,958 shares of MIAC’s common stock at a subscription price was $0.52 per Share and raised total gross proceeds of $1,424,768.28.

8. SUBSEQUENT EVENTS

The Company is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants. Not applicable for semi-annual reports.

Item 6. Schedule of Investments See item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on June 9, 2015, shareholders of record voted to approve the following proposals:

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1) The shareholders elected each of the seven nominees to the Board of Trustees for a one-year term and until their successors are duly elected:

	FOR	WITHHELD	BROKER NON-VOTE
David H. Lesser	3,068,489	1,203,623	3,295,714
Dionisio D’Aguilar	3,073,489	1,198,623	3,295,714
Jesse Derris	3,073,489	1,198,623	3,295,714
Kevin McTavish	3,073,489	1,198,623	3,295,714

2) Shareholders ratified MarksPaneth, LLP as the Trust’s independent audit firm for 2015:

FOR	AGAINST	ABSTAIN
6,430,265	1,050,113	87,448

There has been no change to the Company’s capital stock based on the approvals above.

Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer August 31, 2015

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